                                                                    EXHIBIT 99.3


                         SECOND AMENDMENT TO AGREEMENT


         This Second Amendment to Agreement, ("Second Amendment"), dated this 31ST day of July, 1996, modifies, supplements and amends the October 6, 1995 Agreement ("Agreement") and the February 7, 1996 First Amendment to Agreement ("First Amendment") . Hereinafter, the Agreement, First Amendment and Second Amendment shall be referred to as the "DSC Agreement" between INTERNATIONAL REALTY GROUP, INC., a Delaware corporation ("IRG") and DSC, S.A. DE C.V. a Mexico corporation ("DSC").

         WHEREAS, IRG and DSC have entered into an agreement whereby DSC shall sell, transfer and convey stock in companies that own certain assets all as more specifically set forth and described in the Agreement and the First Amendment and, in consideration for such sale, transfer and conveyance, IRG shall purchase said companies and issue to DSC, IRG common stock as more specifically set forth and described in the DSC Agreement.

         WHEREAS, the assets of Tropical Club Ixtapa S.A. de C.V., Impulsora Turistica de Occidente, S.A. de C.V., Tropical Club Isla Mujeres S.A. de C.V., Promocaribe, S.A. de C.V., DSC Casa Blanca, S.A. de C.V., and Pez Maya, S.A. de C.V. are the subject of certain legal proceedings which prevent the contemplated sale, transfer and conveyance. At this time, neither IRG nor DSC has an understanding or agreement with any Banks or debt holders for debt restructuring or settlement of any of the above-referenced companies' debt which is the subject of the proceedings. IRG and DSC cannot ascertain at the present time whether it is probable or possible that any agreement can be reached with any of the banks or debt holders for debt settlement or debt restructuring of the above-referenced companies and the termination of the legal proceedings.

         WHEREAS, IRG has requested and DSC has agreed to the sale, transfer and conveyance of the stock in Cluster Inmobiliaria de Ixtapa S.A. de C.V., Malecon Cancun S.A. de C.V., Corporacion Inmobiliaria del Norte, S.A. de C.V., Centro de Promociones Guerrero S.A. de C.V. and its 30% ownership interest in Nueva Tierra S.A. de C.V.

         WHEREAS, IRG and DSC desire to further amend the Agreement and First Amendment so as to provide for the immediate consummation and closing of the transaction as more particularly set forth in this Second Amendment.

         NOW THEREFORE, in consideration of the covenants and agreements hereinafter set forth, IRG and DSC agree to amend the DSC Agreement as follows:


1.       RECITALS:

         The Recitals hereinabove contained are true and correct and are made a part hereof.

2.       NUEVA TIERRA PARTNERSHIPS:

         Nueva Tierra, S.A. de C.V., is a Mexico corporation, ("Nueva Tierra") of which DSC owns 30% of the issued and outstanding stock, and of which Newland Corporation, a Marshall Islands corporation ("Newland"), holds the remaining 70% ownership interest. Newland is owned 100% by Hemisphere Developments Limited, an Isle of Man corporation, ("Hemisphere"). DSC and IRG have agreed that IRG shall purchase, in exchange for common stock of IRG as stated below, DSC's 30% ownership interest in Nueva Tierra on the terms and conditions set forth herein. IRG and Hemisphere have entered into a separate agreement for IRG's purchase of Newland from Hemisphere (the "Hemisphere Agreement").

         The table attached as Exhibit "A", summarizes Nueva Tierra's General Partnership Interests, Limited Partner Minority Interests, Book Value Debt, Property Values, and Net Transfer Values as of June 30, 1996.


3.       DSC COMPANIES:

         DSC and IRG entered into the Agreement and First Amendment to acquire certain majority and minority owned companies from DSC. DSC and IRG have agreed that IRG shall purchase, in exchange for common stock of IRG as stated below, DSC's 75% interest in Cluster Inmobiliaria de Ixtapa S.A. de C.V., DSC's 12.3% interest in Malecon Cancun, S.A. de C.V., DSC's 30% interest in Corporacion Inmobiliaria del Norte, S.A. de C.V., and DSC's 99.9% interest in Centro de Promociones Guerrero, S.A. de C.V.

         The table attached hereto as Exhibit "B", summarizes the DSC companies being acquired, the Majority / Minority Interests, Book Value Debt, Property Values and Net Transfer Values as of June 30, 1996.


4.       DSC TRANSFER VALUE:

         The Majority / Minority Interest, Net Property Values, Book Value Debt and Net Transfer Value, as shown on Exhibit B, has been adjusted by DSC and IRG, based upon the unaudited financial statements of the respective companies as of June 30, 1996, utilizing the Diario Oficial de la Federacion's U.S. dollar exchange rate, irrespective of when published, which is in effect on the same date of the DSC Companies' unaudited financial statements.

         The value of the DSC Companies and the value of DSC's 30% interest in Nueva Tierra, as shown in Exhibit B, is collectively referred to herein as the "DSC Transfer Value." The DSC Transfer Value is an agreed upon value, which is based upon appraisals previously prepared by third party appraisers less the
Net Book Value Debt and the Majority/Minority equity holdings.   The DSC
Transfer Value as of June 30, 1996 is $30,742,321 U.S. Dollars. This is the sum of $16,804,130 U.S.

Dollars for the DSC Companies as provided in Exhibit B and $13, 938,191 U.S. Dollars for the value of DSC's 30% interest in Nueva Tierra as provided in Exhibit A.

         IRG'S Common Stock has had limited trading activity at prices ranging between $.75 and $1.00, but not in what is considered to be a liquid or fluid market; therefore, for purposes of this transaction, IRG and DSC have agreed that the value of IRG and its subsidiaries is $7,000,000.00 U.S. Dollars.
Based upon the 8,954,187 shares of IRG common stock presently issued, IRG has a per share value of $.782. This agreed-upon value is based on the value of its domestic and foreign valuation operations (approximately $1,500,000) and the market value of the Caye Bokel undeveloped land predicated on discounted forecasted cash flows, assuming a fully-developed 250 unit hotel/villa destination resort (approximately $5,500,000). This per share value will change if the number of shares issued changes before the Closing. IRG will issue to DSC at Closing, the number of shares of IRG common stock which, when multiplied by the per share value, equals the DSC Transfer Value. Based upon a DSC Transfer Value of $30,742,321 U.S. Dollars, as of June 30, 1996, IRG would issue 39,312,430 shares to DSC.


5.       CLOSING

         DSC and IRG agree that the transfer of all required documents by and between DSC and IRG shall constitute the Closing, which shall only occur if done simultaneously with the closing of the Hemisphere Agreement. The parties agree to a Closing date on or before 15 days after the execution of this Second Amendment. In the event any documents required to consummate the Closing can not be delivered by the Closing date, through no fault of DSC or IRG using diligent efforts, the parties may mutually agree in writing to extend the Closing date to such time as said required documents are available. If the date which falls 15 days after the execution of this Second Amendment is a weekend or holiday, the Closing date shall occur on the next business day.

         DSC and IRG have concluded their due diligence examination of each other.

         It is acknowledged by DSC and IRG that DSC, on December 29, 1995, reached an agreement with Nacional Financiera, S.N.C. ("NAFIN"), one of the lenders to the DSC companies, for the restructuring of debt (the "NAFIN Debt Restructuring"). Pursuant to the NAFIN Debt Restructuring, NAFIN received monies held in a trust account of Cluster Inmobiliaria de Ixtapa, S.A. de C.V., amounting to approximately $15,340,000 U.S. Dollars, and NAFIN will receive IRG stock valued by DSC and NAFIN at approximately $12,505,000 U.S. Dollars, which, based upon an IRG per share value of $.782, would amount to 15,991,049 shares. The IRG stock to be received by NAFIN will be transferred to NAFIN from the IRG stock to be received by DSC at the Closing.

         As provided for herein, IRG is required to issue to DSC and Hemisphere
at Closing, a total of 80,901,236 shares of its Common Stock.      As of June
30, 1996, IRG has authorized 10,000,000 shares of Common Stock. IRG will prepare an Information Statement describing this transaction and the authorization of an increase in Capital from 10 million to 450 million shares of Common Stock.

Until such time as the increase in Common Stock is authorized, IRG shall issue at Closing 1,000,000 shares to DSC and Hemisphere for their individual proportionate share of the Net Transfer Value and prepare and execute convertible notes (a copy of the proposed Convertible Note is attached hereto as Exhibit "C") for the balance of the Net Transfer Value. The balance of the Common Stock, as stipulated in the Convertible Note, shall be immediately delivered to the respective parties 21 days after the issuance of the Information Statement and the increase in authorized capital.

         Based on the Net Transfer Value of DSC and Hemisphere, the following shall be issued by IRG:

                          COMMON STOCK              CONVERTIBLE NOTE            BALANCE OF
                          (AT CLOSING)              (AT CLOSING)                COMMON STOCK
                                                                                (AT CONVERSION OF NOTE)
- - ----------------------------------------------------------------------------------------------------------
DSC                       485,930 shares            $30,362,322                       38,826,500 shares

HEMISPHERE                514,070 shares            $32,120,440                       41,074,732 shares
- - ----------------------------------------------------------------------------------------------------------

         Prior to, or at Closing, IRG shall receive from DSC a certified English translation of the following:
         1) Updated third party appraisals of the subject Properties listed on Exhibits A and B;
         2) Documentation evidencing the validity of the existence of the Limited Partnerships listed on Exhibit A;
         3) Documentation evidencing the validity of the existence of Nueva Tierra, S.A. de C.V. and the Companies listed on Exhibit B;
         4) Appropriate documentation evidencing the authority of all signatories;
         5) Documentation evidencing the Partnerships' and Companies' ownership interests in the Properties listed on Exhibits A and B;
         6) Documentation evidencing the Companies' ownership interest in the Partnerships;
         6) Appropriate corporate resolutions authorizing the transfer of stock;
         7)      Original stock certificates duly endorsed to IRG;
         8) An Opinion Letter from DSC's Mexican counsel opining as to (i) the validity of the corporate status of each of the DSC companies being acquired, (ii) the authority of the signatories, (iii) the validity of the Charter and By-Laws of the companies (attaching same as exhibits), (iv) the ownership interest of the companies in the Properties, (v) the validity of the transfer of stock of those companies to IRG, (vi) IRG's ownership interest in the companies and (vii) the fact that the Properties are not subject to any liens, loans or encumbrances.
         9) A statement from DSC's Mexican accountants verifying that no adverse, material changes in DSC's financial condition have occurred from the date of DSC's financial statements to the date of the Closing.

         Prior to, or at Closing, DSC shall receive from IRG the following:
         1) Appropriate corporate resolutions authorizing the transfer of stocks;
         2) A copy of the original request to American Stock Transfer for the issuance of the IRG stock certificates;
         3)      Documentation evidencing the authority of the signatories;
         4) Documentation evidencing the validity of the Charter and By-Laws of the Companies (attaching same as exhibits);
         5) Documentation evidencing the validity of the transfer of IRG's stock to DSC; and
         6) Documentation evidencing the appraised valued of the Caye Bokel Property.

         The IRG stock issued to DSC pursuant to this transaction shall be issued to DSC pursuant to SEC Regulation S since DSC is a company outside of the United States and no directed selling efforts have been made in the United States by IRG for the sale of the IRG stock to be issued to DSC.

         DSC has represented to IRG that under the laws of Mexico, each of the DSC companies must have more than one shareholder. Accordingly, IRG shall take appropriate corporate action such that in addition to IRG, one of IRG's wholly owned subsidiaries shall become a shareholder of each of the DSC companies at the Closing.

6.       CHANGE IN IRG BOARD OF DIRECTORS AND OFFICERS AT CLOSING

         JOHN DAY, GEOFFREY BELL and JACK BIRNHOLZ shall resign from the IRG Board of Directors immediately at the Closing, and the remaining Directors, RICHARD BRADBURY and ALTON HOLLIS shall elect BERNARDO DOMINGUEZ C. to the Board of Directors of IRG. SHIRLEY BIRNHOLZ shall resign as Secretary of IRG at the Closing.

7.       PROXY AGREEMENT

         Simultaneous with the execution of this Second Amendment, Jack Birnholz and Richard M. Bradbury shall execute a Proxy Agreement, effective at the Closing, whereby they shall transfer to DSC the only proxy rights to a sufficient number of shares of stock in IRG to constitute a majority controlling interest in IRG. Said shares shall be subject to the terms and conditions of the Proxy Agreement which will remove all voting rights from Jack Birnholz and Richard Bradbury and vest such voting rights in DSC. A copy of the Proxy Agreement is attached hereto as Exhibit "D".


8.       INFORMATION STATEMENT:

         After Closing, IRG will amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from its current level of 10,000,000 shares to 450,000,000 shares. Jack Birnholz and Richard Bradbury, who jointly control more than a majority of the issued and outstanding Common Stock, will execute a written Stockholder Consent approving such amendment to the Certificate of Incorporation.

         In accordance with regulations of the Securities and Exchange Commission ("SEC") , IRG must file an Information Statement to the SEC. Among other things, this Information Statement describes the amendment to the Certificate of Incorporation to be approved by the written consent of two stockholders as well as the transaction contemplated in this Second Amendment, including a description of the properties to be acquired by IRG. Immediately after Closing, IRG shall diligently prepare the Information Statement for review by the SEC within fifteen days from the Closing. After the staff of the SEC has completed its review of the Information Statement, IRG will mail a copy of the Information Statement to each stockholder. Twenty-one days after the Information Statement is presented to its shareholders, and as soon as practical thereafter, IRG shall amend its Certificate of Incorporation increasing the authorized shares and the Convertible Notes referenced in this Agreement will be converted to Common Stock of IRG in the amounts provided for in each note, with DSC and Hemisphere.


9.       GOVERNING LAW

         This Agreement shall be governed by the laws of the State of Delaware, U.S.A. and the parties hereby submit to the jurisdiction thereof.


10.      NOTICES TO DSC  OR  IRG

         Any notices sent to DSC relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Bernardo Dominguez C.
         DSC S.A. de C.V.
         Monterey 150 Col. Roma Sur, C.P. 06760 Mexico, D.F.
         Telephone:       011 52 5 564-8040
         Fax Number:      011 52 5 574-1620

         Pablo Macedo
         DSC S.A. de C.V.
         Monterey 150 Col. Roma Sur, C.P. 06760 Mexico, D.F.
         Telephone:       011 525 564-8040
         Fax Number:      011 525 574-1620

         Any notice sent to IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Richard M. Bradbury, President
         International Realty Group, Inc.

         111 Northwest 183rd Street
         Miami, Florida 33169
         Telephone:       (305) 944-8811
         Fax Number:      (305) 651-3394

         Any notice sent to either DSC or IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Lee C. Schmachtenberg, Esq.         Information copies sent to:
         Schmachtenberg & Associates
         1533 Sunset Drive, Suite 201            Mr. Jack Birnholz
         Miami, Florida 33143                    2221 N.E. 202nd Street
         Telephone:    (305) 666-4676            North Miami Beach, FL 33180
         Fax Number:   (305) 666-4780


11.      CONFIDENTIALITY

         Each party shall keep information disclosed to it by the other party relating to its business and financial affairs strictly confidential, except where disclosure is required by law or the information is public knowledge. Each party shall ensure that its obligation of confidence is observed by its employees and professional advisors and/or representatives.


12.      HEADINGS

         The headings in this Second Amendment are for reference purposes only and are not intended to have any meaning or substantive effect.

13.      TIME IS OF THE ESSENCE

         This Second Amendment establishes the terms and conditions of the contemplated transaction. The parties hereto agree that time is of the essence and that the parties shall use all diligence necessary to expeditiously consummate this transaction. This Second Amendment may be executed in counterparts, and facsimile shall be deemed to be originals.


14.      CONFLICT IN TERMS

         Except as herein modified, all of the terms, provisions and conditions of the Agreement and First Amendment shall be unmodified and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

DSC, S.A. DE C.V.

By: / S / Bernardo Dominguez C.
    -------------------------------
      Bernardo Dominguez C.


INTERNATIONAL REALTY GROUP, INC.

By: / S / Richard M. Bradbury                  By: / S / Jack Birnholz
    -----------------------------------            ----------------------------
     Richard M. Bradbury                           Jack Birnholz
     President, Chief Financial Officer            Chairman of the Board
     and as Shareholder                            and as Shareholder

                                  EXHIBIT A




The Table below summarizes Nueva Tierra's General Partnership Interests, Limited Partner Interests, Book Value Debt, Property Values, Ownership Interests and Net Transfer Values as of June 30, 1996.

PROPERTIES HELD
FOR INV.
Villa Del Carbon L.P.        79.08%           Villa Del Carbon     N$9,309,040       $1,227,878      256,872
Hacienda Del Franco L.P.     81.13%              Hacienda Del       38,590,230        5,090,119
   Less Book Value Debt                             Franco                             -511,228
      Transfer Value                                                                 $4,578,891      864,037
Barra Del Tordo L.P.         79.82%           Barra Del Tordo       76,950,740       10,149,806
    Less Book Value Debt                                                             -3,490,312
       Transfer Value                                                                $6,659,494    1,343,886
Bahia de Cortes L.P.         77.89%           Bahia de Cortes      353,920,000      $46,682,671   10,223,505
Total Transfer Value                                             N$480,270,010      $59,148,934   12,688,300

Less Ltd. Ptner. Interest                                                            12,688,300
Net Transfer Value                            IRG Stock @ .782      59,412,575 shs  $46,460,634
(NTV)
DSC                             30%           IRG Stock @ .782      17,823,773 shs  $13,938,191
HEMISPHERE                      70%           IRG Stock @ .782      41,588,802 shs  $32,522,443

(1)   Peso Exchange Rate 7.5814

                                   EXHIBIT B




The Table below summarizes the DSC Companies being acquired, Majority/Minority Interests, Book Value Debt, Property Values, Note Receivable and Net Transfer Values as of June 30, 1996.

DEVELOPMENT
PROPERTIES
Cluster Inmobiliaria de Ixtapa            75.0%        Clusters                N$131,801,937       17,384,907
  Less Book Value Debt                                                                             -3,905,461
      Transfer Value                                                                              $13,479,446     $3,369,861
PROPERTIES HELD FOR
INV.
Malecon Cancun                            12.3%        Malecon                   135,096,000       17,819,400
  Less Book Value Debt                                                                             -5,699,703
      Transfer Value                                                                              $12,119,697     10,628,974
Corporacion                               30.0%        Las Flores                 43,741,610        5,769,595
 Inmobiliaria del Norte
   Less Book Value Debt                                                                            -2,069,156
      Transfer Value                                                                               $3,700,439      2,590,307
Centro de                                 99.9%      Campo de Trio                 8,370,000        1,104,018
Promociones Guerrero
  Less Book Value Debt                                                                               -726,565
    Transfer Value                                                                                   $377,453        -0-
Total Transfer Value                                                           N$319,009,547      $29,677,035    $16,589,142
Plus Note Receivable                                                                                3,716,237
Less Major/Minority Interest                                                                     -$16,589,142
Net Transfer Value (NTV)                             IRG Stock @ .782          21,488,657 shs     $16,804,130


(1)   Peso Exchange Rate 7.5814